                                                                                                                   Revised
                                                                                                                   December 1996
Newcourt Receivables Asset                                                 Master Trust
Trust Monthly Servicer        Collection    Reserve       Cash Collateral  Distribution        Series        Series      Series
Certificate-Accounts           Account      Account       Account            Account           1996-1        1996-2      1996-3
--------------------------------------------------------------------------------------------------------------------------------

Beginning Account Balances            0.00  4,703,118.58  1,626,781.26              0.00
Investment Earnings              34,526.49     12,174.51          0.00
Deposit to Collections                0.00                        0.00
Withdraw in Excess of
  Required Balance                                                            (14,710.93)

Collection Account

Collections [4.3a]           16,134,973.88
Add: Servicer Advances
     [4.3b]                     841,922.00
Add: Liquidation Proceeds
     from Servicer                    0.00
Less:  Collections to
  reimburse Servicer
  Advances [4.3c]            (1,007,477.04)

Less:  Investment Earnings
  to Newcourt [4.2c]            (34,526.49)   (12,174.51)         0.00
--------------------------------------------------------------------------------------------------------------------------------

Available Amount            (15,969,419.04)                                15,969,419.04
----------------

Payments on Payment Date

   (A)   Unreimbursed
         Servicer Advances
         [4.3d i]                     0.00                                          0.00

   (B)   Servicing Fee
         [4.3d iii]            (232,623.87)                                   232,623.87

   (C)   Amount owed to
         Hedging Counterparty
         [4.3d iii]                   0.00                                          0.00

   (D)   Series Available
         Amount to each Series
         of Notes [4.3d iv]                                                15,736,795.17  3,532,738.01  6,036,702.81  6,167,354.35

     (1) Class A Interest
         [4.3 d iv A]        (2,341,131.62)                                                 497,444.09    889,923.16    953,764.37

     (2) Class B Interest
         [4.3 d iv B]          (116,619.29)                                                  26,481.86     43,911.38     46,226.05

     (3) Class A Principal
         [4.3 d iv C]       (12,428,351.53)                                               2,280,845.90  4,928,108.63  5,219,397.00

     (4) Deposit Reserve
         Account [4.3 d iv D]         0.00          0.00                                          0.00          0.00          0.00
         Repayment Newcourt
         Advance                      0.00   (181,997.07)

     (5) Class C Interest
         [4.3 d iv E]          (143,455.89)                                                  31,827.47     53,695.34     57,933.08

     (6) Class B Principal
         [4.3 d iv F]          (353,618.41)                                                  57,955.24    146,190.76    149,472.41

     (7) Class C Principal
         [4.3 d iv G]          (353,618.41)                                                  57,955.24    146,190.76    149,472.41

     (8) Class A Accelerated
         Principal Payment
         [4.3 d iv H]                (0.02)                                                       0.00          0.01          0.01

     (9) Class B Accelerated
         Principal Payment
         [40.00 iv I]                 0.00                                                        0.00          0.00          0.00

    (10) Pay to Hedging
         Counterparty
         [4.3 d iv J]                                                                             0.00          0.00          0.00

    (11) Class C Accelerated
         Principal [4.3 d iv K]       0.00                                                        0.00          0.00          0.00

         Subtotal                    (0.00)

Distributions to
Noteholders                 (15,969,419.04)                                   232,623.87  2,952,509.80  6,208,020.04  6,576,265.33

Ending Balance                       (0.00)                                 4,521,121.51  1,612,070.33         (0.00)



Newcourt Receivables Asset Trust                                                                                 Revised
Monthly Servicer Certificate-Schedules                                                                           December 1996

Prior Month's Series ADCB Reconciliation                             Series 1996-1         Series 1996-2          Series 1996-3
----------------------------------------                             -------------         -------------          -------------

   Previous Period Current Month Series ADCB                           97,016,416.06        170,561,986.93        200,691,962.49
   Less:  Previous Period's Prepayments                                   420,512.97            723,117.25            786,681.15
   Less:  Previous Period's Defaults                                      241,933.99            416,680.81            433,700.38

   Prior Month Series ADCB (reported this period)                      96,353,969.10        169,422,188.87        199,471,580.96


Class A Interest Schedule                                            Series 1996-1         Series 1996-2          Series 1996-3
-------------------------                                            -------------         -------------          -------------

   Opening Class A Principal Balance                                   87,913,535.83        155,445,092.94        183,416,224.44
   Class A Interest Rate                                                        6.79%                 6.87%                 6.24%
   30/360* Class A Interest Rate                                                0.57%                 0.57%                 0.52%
   Current Class A Interest Distribution                                  497,444.09            889,923.16            953,764.37
   Prior Class A Interest Arrearage                                             0.00                  0.00                  0.00

   Class A Interest due                                                   497,444.09            889,923.16            953,764.37


Class A Principal Schedule                                           Series 1996-1         Series 1996-2          Series 1996-3
--------------------------                                           -------------         -------------          -------------

   Opening Class A Principal Balance                                   87,913,535.83        155,445,092.94        183,416,224.44
   Prior Months Series ADCB                                            96,353,969.10        169,422,188.87        199,471,580.96
   Current Months Series ADCB                                          94,905,088.15        165,767,419.82        195,734,770.71
                                                                       -------------        --------------        --------------
                                           Difference                   1,448,880.95          3,654,769.05          3,736,810.25
                                           Class A Share                       92.00%                92.00%                92.00%
                                           Scheduled Principal Due      1,332,970.47          3,362,387.53          3,437,865.43

   Current Prepayments                                                    708,752.56          1,171,623.22          1,335,690.54
   Current Defaults                                                       239,122.87            394,097.88            445,841.03

                                             Class A Total Due          2,280,845.90          4,928,108.63          5,219,397.00

   Prior Class A Arrearage                                                      0.00                  0.00                  0.00

   Class A Principal Due                                                2,280,845.90          4,928,108.63          5,219,397.00

   Class A Principal Distribution                                       2,280,845.90          4,928,108.63          5,219,397.00

   Current Class A Arrearage                                                    0.00                  0.00                  0.00

   Interim Class A Principal Balance after Current
     Distribution                                                      85,632,689.93        150,516,984.31        178,196,827.44

   Accelerated Class A Distribution Amount                                      0.00                  0.01                  0.01

   Ending Class A Principal Balance after Current
     Distribution                                                      85,632,689.93        150,516,984.30        178,196,827.43


Class B Interest Schedule                                            Series 1996-1         Series 1996-2          Series 1996-3
-------------------------                                            -------------         -------------          -------------

   Opening Class B Principal Balance                                    4,220,216.48          6,988,547.91          8,027,678.26
   Class B Interest Rate                                                        7.53%                 7.54%                 6.91%
   30/360* Class B Interest Rate                                                0.63%                 0.63%                 0.58%
   Current Class B Interest Distribution                                   26,481.86             43,911.38             46,226.05
   Prior Class B Interest Arrearage                                             0.00                  0.00                  0.00

   Class B Interest Due                                                    26,481.86             43,911.38             46,226.05


Class B Principal Schedule                                           Series 1996-1         Series 1996-2          Series 1996-3
--------------------------                                           -------------         -------------          -------------

   Opening Class B Principal Balance                                    4,220,216.48          6,988,547.91          8,027,678.26
   Prior Months Series ADCB                                            96,353,969.10        169,422,188.87        199,471,580.96
   Current Months Series ADCB                                          94,905,088.15        165,767,419.82        195,734,770.71
                                                                       -------------        --------------        --------------
                                          Difference                    1,448,880.95          3,654,769.05          3,736,810.25
                                          Class B Share                         4.00%                 4.00%                 4.00%
                                          Scheduled Principal Due          57,955.24            146,190.76            149,472.41

   Current Prepayments                                                          0.00                  0.00                  0.00
   Current Defaults                                                             0.00                  0.00                  0.00

                                             Class B Total Due             57,955.24            146,190.76            149,472.41

   Prior Class B Arrearage                                                      0.00                  0.00                  0.00

   Class B Principal Due                                                   57,955.24            146,190.76            149,472.41

   Class B Principal Distribution                                          57,955.24            146,190.76            149,472.41

   Current Class B Arrearage                                                    0.00                  0.00                  0.00

   Interim Class B Principal Balance after Current
     Distribution                                                       4,162,261.24          6,842,357.15          7,878,205.85

   Accelerated Class B Distribution Amount                                      0.00                  0.00                  0.00

   Ending Class B Principal Balance after Current
     Distribution                                                       4,162,261.24          6,842,357.15          7,878,205.85


Class C Interest Schedule
-------------------------

   Opening Class C Principal Balance                                    4,220,216.48          6,988,547.91          8,027,678.26
   Class C Interest Rate                                                        9.05%                 9.22%                 8.66%
   30/360* Class C Interest Rate                                                0.75%                 0.77%                 0.72%
   Current Class C Interest Distribution                                   31,827.47             53,695.34             57,933.08
   Prior Class C Interest Arrearage                                             0.00                  0.00                  0.00
   Class C Default Rate                                                        10.05%                10.22%                 9.66%
   30/360* Class C Interest Default Rate                                        0.84%                 0.85%                 0.81%
   Interest on Interest Arrearage                                               0.00                  0.00                  0.00

   Class C Interest Due                                                    31,827.47             53,695.34             57,933.08

   Class C Interest Paid                                                   31,827.47             53,695.34             57,933.08
   Class C Interest Arrearage                                                   0.00                  0.00                  0.00


Class C Principal Schedule
--------------------------

   Opening Class Principal Balance                                      4,220,216.48          6,988,547.91          8,027,678.26
   Prior Months Series ADCB                                            96,353,969.10        169,422,188.87        199,471,580.96
   Current Months Series ADCB                                          94,905,088.15        165,767,419.82        195,734,770.71
                                                                       -------------        --------------        --------------
                                          Difference                    1,448,880.95          3,654,769.05          3,736,810.25
                                          Class C Share                         4.00%                 4.00%                 4.00%
                                          Scheduled Principal Due          57,955.24            146,190.76            149,472.41

   Prior Class C Arrearage                                                      0.00                  0.00                  0.00

   Class C Principal Due                                                   57,955.24            146,190.76            149,472.41

   Class C Principal Distribution                                          57,955.24            146,190.76            149,472.41

   Current Class C Arrearage                                                    0.00                  0.00                  0.00

   Interim Class C Principal Balance after
     Current Distribution                                               4,162,261.24          6,842,357.15          7,878,205.85

   Accelerated Class C Distribution Amount                                      0.00                  0.00                  0.00

   Ending Class C Principal Balance after
     Current Distribution                                               4,162,261.24          6,842,357.15          7,878,205.85


Servicing Fee Schedule
----------------------

   Contract Pool ADCB                                                 465,247,738.93
   Servicing Rate                                                               0.60%
   Monthly Servicing Rate                                                       0.05%
   Prior Servicing Fee Arrearage                                                0.00
   Current Servicer Fee                                                   232,623.87
   Servicer Fee Due                                                       232,623.87
   Current Servicing Fee Arrearage                                              0.00


                                                                            Reserve          Series         Series       Series
Reserve Account Schedule                                                    Account          1996-1         1996-2       1996-3
------------------------                                                    -------          ------         ------       ------
   Prior Month Balance                                                  4,703,118.58
   Series ADCB                                                        452,112,150.58
   Required Balance (Series ADCB* 1.00%)                                4,521,121.51
   Current Period Draw on Reserve                                               0.00
   Required Deposit to Reserve Account                                                        0.00           0.00          0.00
   Actual Deposit to Reserve Account                                                          0.00           0.00          0.00
   Newcourt Advance Released from Reserve Account                        (181,997.07)
   Ending Reserve Account Balance                                       4,521,121.51


Cash Collateral Account Schedule
--------------------------------

   Prior Month Balance                                                  1,626,781.26
   Required Balance                                                     1,612,070.33
   Withdraw from Cash Collateral Account                                  (14,710.93)


Newcourt Receivables Asset Trust                                                                               Revised
Monthly Servicer Certificate-Restricting Events                                                                December 1996

Restricting Event Calculations

       (1) Event of Default under the Servicing Agreement (Yes/No)                                 no

           (a)  ADCB Delinquencies

                3 Month Rolling Avg. ADCB                                                    396,822.223

                Delinquency Ratio                                                                  0.73%

                Maximum Delinquency Ratio                                                          2.00%

           (b)  Annualized ADCB Defaulted Contracts Ratio                                          0.30%

                Maximum Default Ratio                                                              1.00%

           (c)  Reserve plus APB Subordination                                                       no

           (d)  Restricting Event under any Indenture                                                no

Portfolio Performance Tests

                                         1 month prior    2 months prior    3 months prior   4 months prior    5 months prior
                          Current:          (yes/no)          (yes/no)          (yes/no)         (yes/no)          (yes/no)
   Event of Default:         no                no                no                no               no                no


                                                              Monthly          Weighted
Delinquencies            Delinquencies        ADCB           Delinquency         Average
     0                   -------------        ----           -----------        --------

         2 months prior     1,988,977      273,106,779           0.73%             0.17%
         1 month prior      3,367,053      465,247,739           0.72%             0.28%
         Current            3,359,164      452,112,151           0.74%             0.28%
                                                                -----             -----
                                                                 0.73%             0.73%

             Delinquency Ratio:                                  0.73%
         Maximum Delinquency Ratio:                              2.00%

                                                               Monthly
Charge-Offs                Charge Offs        ADCB             Defaults
     0                     -----------        ----             --------

         5 months prior        27.072      111,267,022           0.02%
         4 months prior        33,884      288,989,064           0.01%
         3 months prior       125,114      281,714,746           0.04%
         2 months prior       112,060      273,106,779           0.04%
         1 month prior         25,694      465,247,739           0.01%
         Current              142,142      452,112,151           0.03%
                              -------      -----------           -----
                              465,966    1,872,437,500           0.03%

         Average ADCB                                      312,072,917
         Annualized Maximum Charge-Off Ratio:                    1.00%
                                                                 ----
         1% of Average ADCB                                  3,120,729
         Sum of Charge-Offs* 2                                 931,932
         Annualized Charge-Off Ratio:                            0.30%

Series 1996-1 Enhancement Floor
     0

         Enhancement Floor                                   2,925,889

         Amounts on deposit in the Reserve Account           4,521,122
         Series Allocation Percentage                           22.45%
         ADCB less Aggregate Principal Amount
           of Class A Notes                                  7,376,647
                                                             8,391,590

Series 1996-2 Enhancement Floor
     0

         Enhancement Floor                                   4,152,983

         Amounts on deposit in the Reserve Account           4,521,122
         Series Allocation Percentage                           38.36%
         ADCB less Aggregate Principal Amount
           of Class A Notes                                 13,684,714
                                                            ----------
                                                            15,419,036
                                                            ----------

Series 1996-3 Enhancement Floor
     0

         Enhancement Floor                                  4,602,054

         Amounts on deposit in the Reserve Account          4,521,122
         Series Allocation Percentage                          39.19%
         ADCB less Aggregate Principal Amount
           of Class A Notes                                43,727,343
                                                           ----------
                                                           45,499,401



Newcourt Receivables Asset Trust                           Revised
Monthly Servicer Certificate-Schedules                     December 1996

CERTIFICATE FACTORS
                            Series 1996-1     Series 1996-2    Series 1996-3
                            -------------     -------------    -------------
     Class A
     -------
     Current A Balance        85,632,690       150,516,984      178,196,827
     Initial A Balance       119,656,814       169,810,862      188,172,873

     Certificate Factor:    0.7156524319      0.8863801901     0.9469846774


     Class B
     -------
     Current B Balance         4,162,261         6,842,357        7,878,206
     Initial B Balance         5,202,470         7,383,081        8,181,429

     Certificate Factor:    0.8000548278      0.9267617655     0.9629376298


     Class C
     -------
     Current C Balance         4,162,261         6,842,357        7,878,206
     Initial C Balance         5,202,470         7,383,081        8,181,429

     Certificate Factor:    0.8000548278      0.9267617655     0.9629376298


DELINQUENCIES
                                                                    Monthly
                           Delinquencies              ADCB    Delinquencies
                           -------------              ----    -------------
     Current                 429,412,112       452,112,151           94.98%
     31-60 Days Past Due      19,340,875       452,112,151            4.28%
     61-90 Days Past Due       3,359,164       452,112,151            0.74%